UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

S&W SEED COMPANY
(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

106 K Street, Suite 300 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (559) 884-2535

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 9, 2018, S&W Seed Company (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, which matters are described in detail in the proxy statement relating to the Annual Meeting (the "Proxy Statement").

Proposal 1. Election of Directors

The Company's stockholders elected the eight persons listed below as directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until his or her death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Against	Abstention	Broker Non-Votes
David A. Fischhoff	13,586,742	50,780	33,127	4,962,231
Mark J. Harvey	13,493,282	145,280	32,087	4,962,231
Consuelo E. Madere	13,586,810	50,752	33,087	4,962,231
Alexander C. Matina	13,585,195	53,367	32,087	4,962,231
Charles B. Seidler	13,522,237	116,325	32,087	4,962,231
Robert D. Straus	12,969,566	368,965	332,118	4,962,231
Grover T. Wickersham	12,909,508	728,819	32,322	4,962,231
Mark W. Wong	13,488,908	143,886	37,855	4,962,231

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018. The final voting results are as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
18,528,573	23,141	81,166	-

Proposal 3. Advisory Vote on Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
13,229,668	396,871	44,110	4,962,231

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: January 11, 2018

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